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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 30, 1997


                                 WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


 Georgia                          0-11258              58-1521612
(State or Other               (Commission File         (I.R.S. Employer
 Jurisdiction of                   Number)             Identification Number)
 Incorporation)


                             515 East Amite Street
                        Jackson, Mississippi 39201-2702
                    (Address of Principal Executive Office)


Registrant's telephone number, including area code: (601) 360-8600









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ITEM 5.  OTHER EVENTS.

     (a) On June 30, 1997, WorldCom, Inc. (the "Company") reported that James
Q. Crowe, who had accepted the position of President and Chief Executive Officer of Kiewit Diversified Group, Inc., a coal mining and telecommunications company and wholly owned subsidiary of Peter Kiewit Sons', Inc., a construction and mining company, had therefore resigned as Chairman of the Board and as a director of the Company. The Company also reported that Walter Scott, Jr., Chairman of the Board and President of Peter Kiewit Sons', Inc. resigned as a director for personal reasons.

     (b) On July 3, 1997, the Company replaced its $3.75 billion revolving credit facility (the "Old Credit Facility") with a $3.75 billion Facility A Revolving Credit Agreement (the "Facility A Loans") and a $1.25 billion Facility B Revolving Credit and Term Loan Agreement (the "Facility B Loans," and together with the Facility A Loans, the "New Credit Facilities"). The Facility A Loans have a four-year term which will be extended one year automatically upon the receipt of certain regulatory approvals, and may be extended for up to two successive one year terms thereafter to the extent of the committed amounts from those lenders consenting thereto, with a requirement that lenders holding at least two thirds of the committed amounts consent. The Facility B Loans, which are contingent upon the receipt of certain regulatory approvals, have a 364 day term, which may be extended for up to two successive 364 day terms thereafter to the extent of the committed amounts from those lenders consenting thereto, with a requirement that lenders holding at least two thirds of the committed amounts consent. Alternatively, effective as of the end of such 364 day term, the Company may elect to convert the Facility B Loans from revolving loans to term loans with a maturity date corresponding with the maturity date then in effect with respect to the Facility A Loans. The New Credit Facilities bear interest payable in varying periods, depending on the interest period, not to exceed six months, at rates selected by the Company under the terms of the New Credit Facilities, including a Base Rate or the Eurodollar Rate, plus applicable margin. The applicable margin for a Eurodollar Rate borrowing varies from 0.30% to 0.75% based upon certain debt ratings and a specified financial test. The New Credit Facilities are unsecured but include a negative pledge of the assets of the Company and its subsidiaries (subject to certain exceptions). The New Credit Facilities require compliance with certain financial and operating covenants which limit, among other things, the incurrence of additional indebtedness by the Company, investments by the Company, sales of assets and mergers and dissolutions, which covenants are generally less restrictive than those contained in the Old Credit Facility and which do not restrict distributions to shareholders, provided the Company is not in default under the New Credit Facilities. The New Credit Facilities are also subject to certain fees, including, among other fees, a commitment fee not to exceed 0.25% of any unborrowed portion of the Facility A Loans and not to exceed 0.225% of any unborrowed portion of the Facility B Loans.

     (c) On May 22, 1997, the shareholders of the Company approved the Company's Performance Bonus Plan (the "Plan"), the description of which is incorporated herein by reference from "Item 2. Approval of the WorldCom, Inc. Performance Bonus Plan" contained in the Company's Proxy Statement dated April 21, 1997, which is listed as an exhibit hereto and which section is incorporated by reference herein. Under the Plan, if the specified performance target is met for 1997, the maximum bonus with respect to 1997 will be $13.0 million for the Chief Executive Officer and $3.5 million for the Chief Financial Officer.

ITEM 7 (c) EXHIBITS.

     The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

Exhibit No.        Description
-----------        -----------
  *10.1             Facility A Revolving Credit Agreement among WorldCom, Inc.,
                    NationsBank of Texas, N.A. (Managing Agent and
                    Administrative Agent), Bank of America NT & SA, Bank of
                    Montreal, The Bank of New York, The Bank of Nova Scotia,
                    Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC,
                    Canadian Imperial Bank of Commerce, The Chase Manhattan
                    Bank, Citibank, N.A., Credit Lyonnais New York Branch,
                    First Union National

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
Exhibit No.         Description
-----------         -----------
 *10.1(con't)       Bank, Fleet National Bank, The Industrial Bank of Japan,
                    Limited, Atlanta Agency, Morgan Guaranty Trust Company of
                    New York, Royal Bank of Canada, and Toronto Dominion
                    (Texas), Inc. (Agents) and the Lenders named therein
                    (Facility A Lenders), dated as of July 3, 1997.

 *10.2              Facility B Revolving Credit and Term Loan Agreement among
                    WorldCom, Inc., NationsBank of Texas, N.A. (Managing Agent and Administrative Agent), Bank of America NT & SA, Bank of
                    Montreal, The Bank of New York, The Bank of Nova Scotia,
                    Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC,
                    Canadian Imperial Bank of Commerce, The Chase Manhattan
                    Bank, Citibank, N.A., Credit Lyonnais New York Branch,
                    First Union National Bank, Fleet National Bank, The
                    Industrial Bank of Japan, Limited, Atlanta Agency, Morgan
                    Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc. (Agents) and the Lenders named therein (Facility B Lenders), dated as of July 3, 1997.

  10.3 WorldCom, Inc. Performance Bonus Plan (incorporated herein by reference to Exhibit A to the Company's Proxy Statement dated April 21, 1997 (File No. 0-11258)).

  99.1              "Item 2. Approval of the WorldCom, Inc. Performance Bonus
                    Plan" contained in the Company's Proxy Statement dated
                    April 21, 1997.

* The Registrant hereby agrees to furnish supplementally a copy of any omitted schedules to this Agreement to the Securities and Exchange Commission


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WORLDCOM, INC.



                                        By: /s/ Scott D. Sullivan
                                           -------------------------------
                                            Scott D. Sullivan
                                            Chief Financial Officer

July 7, 1997



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                                 EXHIBIT INDEX

Exhibit No.         Description of Exhibit
-----------         ----------------------
 *10.1              Facility A Revolving Credit Agreement among WorldCom, Inc.,
                    NationsBank of Texas, N.A. (Managing Agent and
                    Administrative Agent), Bank of America NT & SA, Bank of
                    Montreal, The Bank of New York, The Bank of Nova Scotia,
                    Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC,
                    Canadian Imperial Bank of Commerce, The Chase Manhattan
                    Bank, Citibank, N.A., Credit Lyonnais New York Branch,
                    First Union National Bank, Fleet National Bank, The
                    Industrial Bank of Japan, Limited, Atlanta Agency, Morgan
                    Guaranty Trust Company of New York, Royal Bank of Canada,
                    and Toronto Dominion (Texas), Inc. (Agents) and the Lenders
                    named therein (Facility A Lenders), dated as of July 3,
                    1997.

 *10.2              Facility B Revolving Credit and Term Loan Agreement among
                    WorldCom, Inc., NationsBank of Texas, N.A. (Managing Agent and Administrative Agent), Bank of America NT & SA, Bank of
                    Montreal, The Bank of New York, The Bank of Nova Scotia,
                    Bank of Tokyo-Mitsubishi Trust Company, Barclays Bank PLC,
                    Canadian Imperial Bank of Commerce, The Chase Manhattan
                    Bank, Citibank, N.A., Credit Lyonnais New York Branch,
                    First Union National Bank, Fleet National Bank, The
                    Industrial Bank of Japan, Limited, Atlanta Agency, Morgan
                    Guaranty Trust Company of New York, Royal Bank of Canada, and Toronto Dominion (Texas), Inc. (Agents) and the Lenders named therein (Facility B Lenders), dated as of July 3, 1997.

  10.3 WorldCom, Inc. Performance Bonus Plan (incorporated herein by reference to Exhibit A to the Company's Proxy Statement dated April 21, 1997 (File No. 0-11258)).

  99.1              "Item 2. Approval of the WorldCom, Inc. Performance Bonus
                    Plan" contained in the Company's Proxy Statement dated
                    April 21, 1997.

* The Registrant hereby agrees to furnish supplementally a copy of any omitted schedules to this Agreement to the Securities and Exchange Commission